UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 2 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

Synergy Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-131722	20-3823853
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609
New York, NY 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to our Current Report on Form 8-K is being filed solely for the purpose of responding to comments received by us from the Staff of the Securities and Exchange Commission on October 1, 2008, regarding Baum & Company review of our Current Report on Form 8-K/A filed September 17, 2008. This amendment speaks as of the original filing date of our Current Report on Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date.

Item 4.01          Changes in Registrant’s Certifying Accountant.

On September 9, 2008, Baum & Company, P.A. resigned as Synergy Pharmaceuticals, Inc.’s (the “Company”) principal accountants.

The report of Baum & Company, P.A. on the Company’s financial statements for either of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to audit scope or accounting principles.   During the Company’s two most recent fiscal years and any subsequent interim period up to and including the date of the resignation of Baum & Company, P.A., there have been no disagreements with Baum & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baum & Company, P.A. would have caused them to make reference thereto in their report on the financial statements for such periods.

On October 2, 2008,  the Company provided a draft copy of this Amendment No. 2 to Form 8-K to Baum & Company, P.A., requesting their comments on the information contained therein.  The responsive letter from Baum & Company, P.A. has been filed as an exhibit to this Amendment No. 2 to on Form 8-K.

On September 10, 2008, the Company engaged BDO Seidman, LLP (“BDO”) as its principal independent registered public accounting firm. The Company’s audit committee has approved the appointment of BDO as the Company’s new principal independent registered public accounting firm.

Prior to engaging BDO the Company did not consult with them during the two most recent fiscal years or subsequent interim period through the engagement of BDO on September 10, 2008 regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

16.1   Letter on Change of Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2008

SYNERGY PHARMACEUTICALS, INC.

	By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Acting Chief Executive Officer